FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement (this “Amendment”) is entered into this 3rd day of April, 2020 and effective as of March 31, 2020, by and among (a) KATAPULT SPV-1 LLC, a Delaware limited liability company (“Borrower”), (b) KATAPULT GROUP, INC., a Delaware corporation (“Holdings”), (c) MIDTOWN MADISON MANAGEMENT LLC, a Delaware limited liability company, as administrative, payment and collateral agent for each of the Lenders (in such capacities, “Agent”), (d) each of the Lenders party hereto.

RECITALS

A.Borrower, Holdings, Agent and Lenders have entered into that certain Loan and Security Agreement, dated as of May 14, 2019, as amended by that certain First Amendment to Loan and Security Agreement, dated as of June 14, 2019, as amended by that certain Second Amendment to Loan and Security Agreement, dated as of November 8, 2019, as amended by that certain Third Amendment to Loan and Security Agreement, dated as of November 20, 2019 and as further amended by that certain Fourth Amendment to Loan and Security Agreement, dated as of December 16, 2019 (as heretofore and as may be hereafter further amended, modified, restated, amended or restated from time to time the “Loan Agreement”).

B.Agent, Borrower and each Lender have agreed to execute this Amendment for purposes of accomplishing the matters set forth herein, all on the terms and subject to the conditions set forth herein.

Agreement
    Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement as amended by this Amendment (the “Loan Agreement”).
2.Amendments to Loan Agreement.
2.1Upon the satisfaction of the conditions set forth in Section 5, (i) the introductory paragraph of the Loan Agreement is hereby amended by replacing the words “COGNICAL, INC., a Delaware corporation (“Holdings”)” with the words “KATAPULT GROUP, INC., a Delaware corporation (“Holdings”)” and (ii) the cover page of the Loan Agreement is hereby amended by replacing the words “COGNICAL, INC.” with the words “KATAPULT GROUP, INC.”
2.2Upon the satisfaction of the conditions set forth in Section 5, Section 1.1 of the Loan Agreement is hereby amended by adding or amending and restating the following definitions and placing them in appropriate alphabetical order:
“Lockout Period Additional Interest” shall mean additional interest payable to Agent upon any prepayment of the Loan contemplated by Section 2.5(b) or Section 2.6(a) occurring prior to the Lockout Period Termination Date, in an amount equal to the sum of (i) five percent (5.0%) of the then applicable Maximum

Loan Amount plus (ii) an amount equal to the amount of interest that would have accrued on the sum of the principal balance of the Loan plus projected further utilization of the Loan hereunder (as determined by Agent in its Permitted Discretion), from such date of prepayment to May 14, 2021, at a per annum rate equal to the Calculated Rate.

“Maturity Date” shall mean the earlier to occur of (a) May 14, 2023, and (b) at the Agent’s option any date that is within the six (6) month period preceding the earliest maturity date of any existing or future Significant Debt Facility of Parent Entity, Holdings and/or any of their Subsidiaries so long as the Agent has identified such “Maturity Date” and given Borrower not less than one hundred twenty (120) calendar days prior written notice in advance of its designation under this clause (b).

“Parent Entity” shall mean Katapult Holdings, Inc., a Delaware corporation (formerly known as Cognical Holdings, Inc.).
“Prepayment Additional Interest” shall mean additional interest payable to Agent upon any Prepayment Date in an amount equal to (i) if such Prepayment Date occurs after the Lockout Period Termination Date but on or prior to the thirty-six (36) month anniversary of the Closing Date, five percent (5.0%) of the then applicable Maximum Loan Amount, or (ii) if such Prepayment Date occurs after the thirty-six month anniversary of the Closing Date but on or prior to the forty-two month anniversary of the Closing Date, three percent (3.0%) of the of the then applicable Maximum Loan Amount; provided, that if such prepayment is made pursuant to a refinancing of the Loan by Agent or any of its Affiliates, the Prepayment Additional Interest for such prepayment shall be fifty percent (50%) of the amounts provided above.
“Prepayment Date” the date specified in any notice of prepayment delivered to the Agent in accordance with Section 2.5(b) hereof.
2.3Upon the satisfaction of the conditions set forth in Section 5, Section 1.1 of the Loan Agreement is hereby amended by deleting clause (xxxviii) of the definition of “Eligible Leases” in its entirety and replacing it with the following:
(xxxviii) such Lease is not a Lease that would cause Eligible Leases pledged as Collateral originated through (i) the Wayfair Inc. retail partnership to, commencing December 31, 2020, exceed sixty-five percent (65%) or (ii) any other single retail partnership of Borrower, Holdings or Parent Entity to exceed, unless otherwise approved by the Agent in writing, twenty-five percent (25%) (in each case, as determined on the basis of the aggregate Current Lease Balances of the Eligible Leases pledged as Collateral);

2.4Upon the satisfaction of the conditions set forth in Section 5, Section 2.5(b) of the Loan Agreement is hereby amended and restated in its entirety as follows:

(b) Voluntary Prepayment. Borrower may voluntarily prepay, in whole, but not in part, the principal balance of the Loan at any time after (but not before) May 14, 2021 (“Lockout Period Termination Date”), so long as Borrower shall have identified the Prepayment Date and given Agent not less than thirty (30) calendar days prior written notice in advance of such proposed Prepayment Date. Notwithstanding anything herein to the contrary, Borrower shall be liable for the Prepayment Additional Interest with respect to any voluntary prepayment of the Loan pursuant to this Section 2.5(b), which Prepayment Additional Interest shall be paid concurrently with such prepayment. For the avoidance of doubt, in connection with any prepayment of the principal balance of the Loan made on or prior to the Lockout Period Termination Date, Borrower shall be liable for the Lockout Period Additional Interest with respect to any such prepayment of the Loan. Upon the payment by the Borrower in cash in full of the Obligations (other than indemnity obligations that are not then due and payable or with respect to which no claim has been made) pursuant to this Section 2.5(b), the Revolving Loan Commitments shall terminate.
2.5Upon the satisfaction of the conditions set forth in Section 5, Section 2.6(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:
(a)    If a Change of Control occurs that has not been consented to in writing by Agent prior to the consummation thereof, on or prior to the first Business Day following the date of such Change of Control, Borrower shall prepay the Loan and all other Obligations (other than, indemnity obligations that are not then due and payable or with respect to which no claim has been made) in full in cash together with accrued interest thereon to the date of such prepayment and all other amounts owing to Agent and Lenders under the Loan Documents and the Prepayment Additional Interest that would be payable on such date, provided, that if such Change of Control occurs during the first twelve months following the Closing Date as a result of a Change of Control occurring pursuant to clause (iii) of the definition thereof, the Borrower shall prepay the Loan and all other Obligations (other than, indemnity obligations that are not then due and payable or with respect to which no claim has been made) in full in cash together with accrued interest thereon to the date of such prepayment and all other amounts owing to Agent and Lenders under the Loan Documents and the Lockout Period Additional Interest that would be payable on such date; provided, further, that any such prepayment shall be in compliance with Section 6.16 hereof.

3.Limited Effect of Amendment.

3.1Except to the extent expressly set forth herein, this Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Loan Agreement, the other Loan Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other related document (all of which rights are hereby expressly reserved by Agent and the Lenders), (ii) amend or alter any provision of the Loan Agreement, any other Loan Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or Holdings or any of their respective Affiliates or any right, privilege or remedy of Agent or any Lender under the Loan Agreement, any other Loan Document or any other related document or (iv) constitute any consent (deemed or express) by Agent or any Lender to any prior, existing or future violations of the Loan Agreement, any other Loan Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Loan Agreement, any other Loan Document or any other related document.
3.2This Amendment shall be construed in connection with and as part of the Loan Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Agreement, as amended by this Amendment, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties and Covenants. To induce Agent and Lenders to enter into this Amendment, Borrower and Holdings, jointly and severally, hereby represent and warrant to Agent and each Lender as follows:
4.1Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Agreement are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) , no Event of Default has occurred and is continuing;
4.2Each of Borrower and Holdings has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;
4.3The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their respective obligations under the Loan Agreement have been duly authorized;
4.4The execution and delivery by Borrower and Holdings of this Amendment and the performance by Borrower and Holdings of their obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower or Holdings, except as already has been obtained or made; and
4.5This Amendment has been duly executed and delivered by each of Borrower and Holdings and is the binding obligation of each of Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.Conditions Precedent to Effectiveness of Amendment Against Agent and Lenders. This Amendment shall not be effective against Agent or any Lender unless and until each of the following conditions shall have been satisfied as of the date hereof, in Agent’s sole discretion:
5.1Agent shall have received this Amendment, duly executed by Borrower and Holdings;
5.2Agent shall have received such additional documents, instruments and information as Agent may request;
5.3Borrower shall have paid to Agent, on behalf of itself and the Lenders, all fees, costs and expenses due and owing to Agent and the Lenders as of the date hereof (including the costs of any counsel to the Agent or the Lenders); and
5.4After giving effect to this Amendment, no Trigger Event, Event of Default or Default which, based on the passage of time, will become an Event of Default, shall have occurred as of the date hereof.
6.Integration. This Amendment and the Loan Agreement represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties and negotiations between the parties about the subject matter of this Amendment and the Loan Agreement merge into this Amendment and the Loan Agreement.
7.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages delivered by facsimile or other electronic means shall have the same effect as manually executed signature pages.
8.Release. BORROWER AND HOLDINGS, TOGETHER WITH THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, “RELEASORS”) HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER WAIVES AND DISCHARGES  AGENT AND EACH LENDER AND THEIR RESPECTIVE PARENTS, DIVISIONS, SUBSIDIARIES, AFFILIATES, MEMBERS, MANAGERS, PARTICIPANTS, PREDECESSORS, SUCCESSORS, AND ASSIGNS, AND EACH OF ITS CURRENT AND FORMER DIRECTORS, OFFICERS, SHAREHOLDERS, MEMBERS, MANAGERS, PARTNERS, ATTORNEYS, AGENTS, AND EMPLOYEES, AND EACH OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS, HEIRS, AND ASSIGNS (INDIVIDUALLY AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE HEREOF THAT ANY OF THE RELEASORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ARISING

DIRECTLY OR INDIRECTLY FROM THE LOAN AGREEMENT, THE LOAN DOCUMENTS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT OR THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.  EACH OF THE RELEASORS  WAIVES THE BENEFITS OF ANY LAW, WHICH MAY PROVIDE IN SUBSTANCE: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN ITS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY IT MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE DEBTOR.” EACH OF THE RELEASORS UNDERSTANDS THAT THE FACTS WHICH IT BELIEVES TO BE TRUE AT THE TIME OF MAKING THE RELEASE PROVIDED FOR HEREIN MAY LATER TURN OUT TO BE DIFFERENT THAN IT NOW BELIEVES, AND THAT INFORMATION WHICH IS NOT NOW KNOWN OR SUSPECTED MAY LATER BE DISCOVERED.  EACH OF THE RELEASORS ACCEPTS THIS POSSIBILITY, AND EACH OF THEM ASSUMES THE RISK OF THE FACTS TURNING OUT TO BE DIFFERENT AND NEW INFORMATION BEING DISCOVERED; AND EACH OF THEM FURTHER AGREES THAT THE RELEASE PROVIDED FOR HEREIN SHALL IN ALL RESPECTS CONTINUE TO BE EFFECTIVE AND NOT SUBJECT TO TERMINATION OR RESCISSION BECAUSE OF ANY DIFFERENCE IN SUCH FACTS OR ANY NEW INFORMATION. RELEASORS AGREE THAT (I) THE COMMENCEMENT OF ANY LITIGATION OR LEGAL PROCEEDINGS BY ANY RELEASOR OR ANY OF THEIR RESPECTIVE AFFILIATES AGAINST ANY RELEASED PARTY WITH RESPECT TO ANY CLAIMS, COUNTERCLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES RELEASED HEREBY, PURPORTED TO BE RELEASED HEREBY OR ARISING ON OR BEFORE THE DATE HEREOF, AND/OR (II) THE COMMENCEMENT OF ANY CLAIM, INITIATION OR COMMENCEMENT OF ANY CLAIM OR PROCEEDING IN FAVOR OF, THROUGH OR BY ANY RELEASOR WHICH ALLEGES THAT THE RELEASE HEREIN IS INVALID OR UNENFORCEABLE IN ANY RESPECT, SHALL, IN EACH CASE, CONSTITUTE AN IMMEDIATE EVENT OF DEFAULT.
9.Waiver of Compliance with Article 9 of UCC. To the extent not prohibited by applicable law, each of Borrower and Holdings: (a) waives its right to receive notice under, and any other rights in respect to, Sections 9-611, 9-620(e), 9-621 and 9-623 of the UCC; (b) waives any right to object to the sale, transfer, conveyance or surrender of the Collateral; (c) waives any obligation of Agent to dispose of the Collateral under the UCC or otherwise; (d) waives any other right, whether legal or equitable, which Borrower or Holdings may possess in and to the Collateral; (e) agrees that the transactions contemplated herein have been effected and negotiated in a commercially reasonable manner; and (f) agrees that Agent and each Lender has acted in, and has effected and negotiated the transactions contemplated herein, in good faith. Each of Borrower and Holdings acknowledges and agrees that the waivers set forth in this Section 12 and elsewhere in this Agreement constitute material consideration for the agreement of Agent and the Lenders to execute, deliver and accept this Agreement.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment is being executed as of the date first written above.

BORROWER:

KATAPULT SPV-1 LLC

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

HOLDINGS:

KATAPULT GROUP, INC.

By: _/s/ Orlando Zayas_______________
Name: Orlando Zayas
Title: Chief Executive Officer

Address:
500 7th Avenue, 8th Floor
New York, New York 10018

AGENT:

MIDTOWN MADISON MANAGEMENT LLC

By: /s/ David Aidi____________________
Name: David Aidi
Title: Authorized Signatory